EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the inclusion in this current report on Form 8-K/A of our report dated August 13, 1998 relating to the financial statements of the Cornerstone Hotel Group for the year ended December 31, 1997.


                                                 /s/ Bober, Markey & Company
                                                 -----------------------------
                                                 Bober, Markey & Company
                                                 Certified Public Accountants,
                                                 A Professional Corporation

Akron, Ohio
October 19, 1998
















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